SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) is made and entered into as of December 27, 2012, (the “Effective Date”), by American Eagle Energy Corporation, a Nevada corporation (“AEEC”), with its principal office in Littleton, Colorado, and the address for purposes hereof being 2549 West Main Street, Suite 202, Littleton, Colorado 80120, and AMZG, INC., a Nevada corporation with its principal office in Littleton, Colorado, and the address for purposes hereof being 2549 West Main Street, Suite 202, Littleton, Colorado 80120 (“AMZG”; together with AEEC, collectively the “Debtors”, and each individually “Debtor”), in favor of MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia (“Secured Party”). The address for Secured Party for purposes hereof is Level 1, 1 Martin Place, Energy Markets Division, Sydney, New South Wales, 2000 Australia, Attention: Legal Risk Management.

RECITALS

A.           Debtors and Secured Party have entered into that certain ISDA Master Agreement dated as of December 27, 2012, together with all schedules, annexes and confirmations in respect thereof (together, as amended, restated, supplemented or otherwise modified from time to time, the “ISDA”).

B.           Debtors executed and delivered to Secured Party that certain Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Production and Revenue (as amended, restated, supplemented or otherwise modified from time to time, collectively, the “Mortgage”), of even date hereof granting liens, security interests and other rights in favor of Secured Party in certain of Debtor’s properties.

C.           Debtors executed certain other Credit Support Documents (as defined in the ISDA) of even date hereof in favor of Secured Party, including, without limitation, the Three Party Lockbox Agreement Amendment to Cash Management Terms and Conditions and Lockbox Management Agreement (collectively, the “Lockbox Documents”), Deposit Account Control Agreement, Notices of Assignment of Proceeds and Letters in Lieu.

D.           To further secure the obligations under the ISDA Documents, Debtors have agreed to assign and grant to Secured Party, and is assigning and granting, a security interest in and lien upon all right, title and interest of Debtors in and to the property hereinafter described.

E.           Secured Party has conditioned its obligation to enter into and extend credit under the ISDA upon, among other things, the execution and delivery of this Agreement by Debtors, and Debtors have agreed to enter into this Agreement.

AGREEMENTS

NOW, THEREFORE, (i) in order to comply with the terms and conditions of the ISDA and the other ISDA Documents, (ii) for and in consideration of the premises and the agreements herein contained, and (iii) for other good and valuable consideration, the receipt and sufficiency of all of which being hereby acknowledged, Debtors hereby agree with Secured Party as follows:

ARTICLE I
DEFINITIONS

1.1          Terms Defined Above. As used in this Agreement, each of the terms defined in the preamble hereto and the above recital paragraphs shall have the meaning assigned to such term above.

1.2          Definitions Contained in the ISDA or the Code. Each capitalized term used in this Agreement and not defined in this Agreement shall have the meaning assigned such term in the ISDA, and if not therein defined, such capitalized term shall have the meaning assigned such term in the Code.

1.3          Certain Definitions. As used in this Agreement, each of the following terms shall have the meaning set forth for such term below, unless the context otherwise requires:

“Assets” means any interest in any kind of property or assets (whether real, personal, or mixed, tangible or intangible) of any Person.

“Code” means the Uniform Commercial Code as presently in effect in the State of Texas, and as amended from time to time; provided that if by mandatory provisions of law the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Article II, as well as all other security interests created or assigned as additional security for the Secured Indebtedness pursuant to the provisions of this Agreement in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, “Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection. Except as otherwise defined or indicated by the context herein, all terms which are defined in the Code shall have their respective meanings as used in Articles 8 and 9 of the Code.

“Collateral” means all Assets, including, without limitation, cash or other proceeds, in which Secured Party shall have a security interest pursuant to Article II of this Agreement.

“Event of Default” means (i)(A) the occurrence of any payment default by any Debtor hereunder or (B) any other default by any Debtor hereunder which is not cured within ten (10) business days following any Debtor’s default or the occurrence of (ii)(X) an Event of Default, (Y) a Termination Event or (Z) an Additional Termination Event, each as defined in the ISDA.

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“Hydrocarbons” shall have the meaning set forth in the ISDA.

“ISDA Documents” means this Agreement, the ISDA, the Mortgage, and the other Credit Support Documents, including, without limitation, the Lockbox Documents, Deposit Account Control Agreement, Notices of Assignment of Proceeds and Letters in Lieu (each of the foregoing as amended, supplemented, restated, extended or replaced from time to time), and all other documents, instruments, agreements, financing statements, certificates and consents executed and delivered in connection with the foregoing, and all amendments, supplements, restatements, and modifications of, or substitutions for, any of the foregoing.

“Related Rights” means all chattel papers, documents and instruments relating to Accounts or General Intangibles and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts or General Intangibles or any such chattel papers, documents or instruments.

“Secured Indebtedness” means (i) all payments owing by any Debtor to Secured Party in respect of the ISDA, and (ii) all other present and future liabilities and obligations of any Debtor to Secured Party arising under the ISDA and the other ISDA Documents, including (A) reasonable attorneys’ fees and expenses, and (B) any obligations in respect of interest, fees, or expenses that accrue after the filing of any proceeding under applicable bankruptcy or other debtor relief laws, regardless of whether allowed or allowable in whole or in part as a claim in such proceeding.

ARTICLE II
SECURITY INTEREST

To secure the Secured Indebtedness, Debtors hereby grant to Secured Party a continuing security interest in, a general lien upon, and a right of set-off against all of Debtors’ right, title and interest in the following described Assets, but, only to the extent any of the following described Assets relate, or are attributable, directly or indirectly, to the Debtors’ oil and gas properties described on Exhibit A attached here to and incorporated herein for all purposes:

(a)          all now existing and hereafter arising or acquired Accounts, Goods, General Intangibles, Payment Intangibles, Deposit Accounts that are subject to the Lockbox Documents and a Deposit Account Control Agreement, among Debtors, Secured Party and the applicable depository bank), Chattel Paper (including, without limitation, Electronic Chattel Paper and Tangible Chattel Paper), Documents, Records, Instruments, advances of credit, money, As-extracted collateral (including As-extracted collateral from any Debtor’s ownership from its oil and gas properties described on Exhibit A attached hereto), Equipment, Inventory, Fixtures and Supporting Obligations, together with all products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including without limitation all insurance policies and proceeds thereof);

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(b)          to the extent, if any, not included in clause (a) above, any Debtor’s now existing or hereafter arising or acquired contracts, agreements, arrangements or understandings (i) for the sale, supply, provision or disposition of any Hydrocarbons or other minerals by any Debtor or any one or more of its agents, representatives, successors or assigns to any purchaser or acquirer thereof, and all products, replacements and proceeds thereof (including, without limitation, all sales contracts for Hydrocarbons) and (ii) relating to the mining, drilling or recovery of any mineral or Hydrocarbon reserves for the benefit of or on behalf of any Debtor or any one or more of its agents, representatives, successors or permitted assigns (including, without limitation, all contract mining, drilling or recovery agreements and arrangements), and all products and Proceeds thereof and payments thereunder, together with all products and Proceeds (including, without limitation, all insurance policies and proceeds) of and any Accessions to any of the foregoing;

(c)          to the extent not included in clause (a) above, all Hydrocarbons and other minerals severed or extracted from the ground (specifically including all “As-extracted collateral” of any Debtor and all severed or extracted Hydrocarbons and other minerals severed or extracted from the ground purchased from other parties), and all Accounts, General Intangibles and products and Proceeds thereof or related thereto, regardless of whether any such Hydrocarbons or other minerals are in raw form or processed for sale to the extent that such Debtor had an interest in the Hydrocarbons or other minerals before extraction or severance;

(d)          to the extent not included above, each and every other item of personal property and fixtures, including, without limitation, all licenses, contracts and agreements, (including, without limitation, commodity hedge agreements and interest rate hedge agreements), and all collateral for the payment or performance of any contract or agreement, together with all products and Proceeds (including all insurance policies and proceeds) and any Accessions to any of the foregoing;

(e)          all now existing and hereafter arising or acquired business records and information (including, without limitation, seismic, geological and geophysical data and interpretations), including further, without limitation, computer tapes and other storage media containing the same and computer programs and software (including, without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information; and

(f)          any additional property of any Debtor from time to time delivered to or deposited with Secured Party or its agent as security for the Secured Indebtedness or otherwise pursuant to the terms of this Agreement or the other ISDA Documents.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce Secured Party to enter into this Agreement, Debtors represent and warrant to Secured Party (which representations and warranties will survive the creation of the Secured Indebtedness and the entry into the ISDA) that:

3.1          Ownership and Liens. Except for the security interest of Secured Party granted in this Agreement or in any of the other ISDA Documents and any Permitted Lien (as defined in the Mortgage and in the ISDA), Debtors own Defensible Title to the Collateral free and clear of any other Liens and adverse claims. Debtors have full right, power and authority to grant to Secured Party the security interests, liens and other rights in the Collateral in the manner provided herein, free and clear of any other Liens and adverse claims other than Permitted Liens. No other Lien or adverse claim has been created by any Debtor or is known by any Debtor to exist with respect to any Collateral; and to the knowledge of Debtors, no financing statement or other security instrument is on file in any jurisdiction covering such Collateral (including with regard to Permitted Liens), other than those in favor of Secured Party.

3.2          Status of Accounts. Each Account of each Debtor now existing represents, and each Account of each Debtor hereafter arising will represent, the valid and legally enforceable indebtedness of a bona fide account debtor arising from the sale or lease or rendition by each Debtor of goods and/or services and is not and will not be subject to contra accounts, set-offs, defenses or counterclaims by or available to account debtors obligated on the Accounts of each Debtor except as disclosed to Secured Party in writing. Such goods will have been delivered to, or be in the process of being delivered to, and such services will have been rendered by each Debtor to the account debtor and accepted by the account debtor. The amount shown as to each Account of each Debtor on each Debtor’s books will be the true and undisputed amount owing and unpaid thereon, subject to any discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which are in the ordinary course of business and properly accounted for in each Debtor’s financial statements that have been delivered or are hereafter delivered to Secured Party.

3.3          Status of Related Rights. All Related Rights of Debtor are, and those hereafter arising will be, valid and genuine. Any chattel paper included in the Related Rights has, and those hereafter arising will have, only one duplicate original counterpart which constitutes chattel paper or collateral within the meaning of the Code or the law of any applicable jurisdiction.

3.4          Location. Each Debtor’s chief executive office and chief place of business is located at the address set forth in the preamble of this Agreement. The office where each Debtor keeps its records concerning the Accounts of Debtor and the General Intangibles of Debtor and the original of all the Related Rights of Debtor are located at the same address as such Debtor’s address set forth in the preamble of this Agreement. The jurisdiction of organization for each Debtor is the State of Nevada.

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3.5          Secured Party’s Security Interest. This Agreement creates a valid and binding security interest in the Collateral securing the Secured Indebtedness. All filings (which filings are described in Section 4.7 of this Agreement) and other actions necessary or desirable to perfect or protect such security interest have been duly or will be immediately taken by Debtors. No further or subsequent filing, recording, registration or other public notice of such security interest is necessary in any office or jurisdiction in order to perfect such security interest or to continue, preserve or protect such security interest except for continuation statements or for filings upon the occurrence of any of the events stated in Section 4.7 of this Agreement. To the extent such security interest can be perfected under the Code, such perfected security interest in the Collateral constitutes a first-priority (except as to Permitted Liens) security interest under the Code.

ARTICLE IV
COVENANTS AND AGREEMENTS

Debtors will at all times comply with the covenants contained in this Article IV, from the date hereof and for so long as the ISDA is in effect (other than the indemnity obligations and other continuing obligations under the ISDA Documents that survive termination thereof).

4.1          Title. Debtors agree to protect the Defensible Title to the Collateral.

4.2          Possession of Collateral. Secured Party shall be deemed to have possession of any of the Collateral in transit to it or set apart for it or its agent. Otherwise the Collateral shall remain in the possession or control of Debtors at all times at the risk of loss of Debtors.

4.3          Inspection of Collateral. Secured Party may from to time (but it shall not be obligated to) inspect each Debtor’s records concerning the Collateral; provided that such inspection shall during reasonable business hours upon three (3) business days prior written notice by Secured Party and its duly accredited representatives, but not as to unreasonably interfere with the business of such Debtors.

4.4          Further Assurances. Debtors will (i) from time to time sign, execute, deliver and file, at the reasonable request of Secured Party, such financing statements, security agreements or other documents as are necessary to confirm, perfect, preserve and protect the security interests intended to be granted hereby; (ii) procure any instruments or documents as may be reasonably requested by Secured Party as are necessary to confirm, perfect, preserve and protect the security interests intended to be granted hereby; and (iii) take all action that may be necessary or desirable, at the reasonable request of Secured Party, to confirm, perfect, preserve and protect the security interests intended to be granted hereby. In addition, Debtors hereby authorize Secured Party to file such financing statements without the signature of any Debtor either in Secured Party’s name or in the name of any Debtor and as agent and attorney-in-fact for any Debtor. Debtors shall do all additional and further acts or things, give assurances and execute documents or instruments as Secured Party reasonably requires to vest more completely in and assure to Secured Party its rights under this Agreement.

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4.5          Filing Reproductions. At the option of Secured Party, a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed as a financing statement.

4.6          Expenses. Each Debtor agrees to pay to Secured Party, all advances, charges, out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Secured Party in connection with the transaction which gives rise to this Agreement, in connection with confirming, perfecting and preserving the security interest and other rights created under this Agreement, in connection with protecting Secured Party against any claims or interests of any Person against the Collateral, and in exercising any right, power or remedy conferred by this Agreement or by law or in equity (including, without limitation, reasonable attorneys’ fees and legal expenses incurred by Secured Party in the collection of instruments deposited with or purchased by Secured Party and amounts incurred in connection with the operation, maintenance or foreclosure of any or all of the Collateral). The amount of all such advances, charges, costs and expenses shall be due and payable by Debtors to Secured Party upon demand together with interest thereon as provided in the ISDA.

4.7          Financing Statement Filings; Notifications. Debtors recognize that one or more financing statements pertaining to the Collateral will be filed in one or more filing offices. Debtors will promptly notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Collateral. Without limiting the generality of the foregoing, Debtors will (a) promptly notify Secured Party of any change (i) in the location of the office where any Debtor keeps its records concerning its Accounts or (ii) in the “location” of any Debtor within the meaning set forth in the Code or the jurisdiction in which any Debtor is incorporated, organized or formed; (b) prior to any of the Collateral becoming so related to any particular real estate so as to become a fixture on such real estate, notify Secured Party of the description of such real estate and the name of the record owner thereof, to the extent such real estate is not already encumbered in favor or for the benefit of Secured Party; and (c) promptly notify Secured Party of any change in any Debtor’s name, identity or structure. In any notice furnished pursuant to this Section 4.7, such Debtor will expressly state that the notice is required by this Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party’s security interest in the Collateral. Further, Debtors authorize Secured Party to file (but it shall not be obligated to file), at the expense of Debtors, any and all financing statements, pursuant to Article 9 of the Code, as Secured Party deems necessary in its sole discretion in conjunction with this Agreement.

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ARTICLE V
RIGHTS, REMEDIES AND WARRANTIES

5.1          With Respect to Collateral. If an Event of Default has occurred and is continuing, Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from, or notice to, any Debtor) and the Secured Party is expressly granted the power and right, and Debtors hereby constitute, appoint and make Secured Party, as its true and lawful attorney-in-fact and agent in its name, place and stead, with full power of substitution, in Secured Party’s name or any Debtor’s name or otherwise, for the sole use and benefit of Secured Party, but at Debtors’ cost and expense, to exercise all or any of the following rights and powers at any time with respect to all or any of the Collateral:

(a)          to notify account debtor or the obligors on the Accounts, the General Intangibles and the Related Rights to make and deliver payment to Secured Party;

(b)          to demand, sue for, collect, receive and give acquittance for any and all funds due or to become due under such Accounts, General Intangibles and Related Rights and otherwise deal with proceeds;

(c)          to receive, take, endorse, assign and deliver any and all checks, notes, drafts, Documents and other negotiable and non-negotiable Instruments and Chattel Paper taken or received by Secured Party in connection therewith;

(d)          to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(e)          to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof or the relative goods, as fully and effectively as if Secured Party were the absolute owner thereof; and

(f)          to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto;

provided, however that Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

5.2          Default Remedies. Upon the occurrence and during the continuance of any Event of Default, Secured Party may then, or at any time thereafter and from time to time, apply, set-off, collect, sell in one or more sales, lease, or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers’ board or securities exchange, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party may be the purchaser of any or all Collateral so sold and may hold the same thereafter in its own right free from any claim of Debtors or right of redemption. No such purchase or holding by Secured Party shall be deemed retention by Secured Party in satisfaction of the Secured Indebtedness. All demands, notices and advertisements, and the presentment of Assets at sale are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Code or other law requires Secured Party to give reasonable notice of any such sale or disposition or other action, Debtors hereby agree that twenty calendar days’ prior written notice shall constitute commercially reasonable notice. Secured Party may require Debtors to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Secured Party. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

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5.3          Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, Secured Party is hereby authorized to then, or at any time thereafter and from time to time, without notice to Debtors (any such notice being expressly waived by Debtors), apply and set-off (i) any and all deposits (general or special, time or demand, provisional or final) of Debtors at any time held by Secured Party; (ii) any and all other claims of Debtors against Secured Party, now or hereafter existing, (iii) any and all other indebtedness at any time owing by Secured Party to or for the account of Debtors; (iv) any and all money, Instruments, securities, Documents, Chattel Paper, credits, claims, demands and other Assets, rights or interests of Debtors which at any time shall come into the possession or custody or under the control of Secured Party, for any purpose; and (v) the Proceeds of any of the foregoing Assets against the Secured Indebtedness as if the same were included in the Collateral, and Debtors hereby grant to Secured Party a security interest in, a general lien upon, and a right of set-off against the foregoing described Assets as security for the Secured Indebtedness. Secured Party shall have the right to so set-off and apply such Assets against the Secured Indebtedness regardless of whether or not Secured Party shall have made any demand for payment of any of the Secured Indebtedness or shall have given any other notice. Secured Party agrees to promptly notify Debtors after any such set-off and application; provided that the failure of Secured Party to give any such notice shall not affect the validity of such set-off and application. The rights of Secured Party under this Section 5.3 are in addition to Secured Party’s other rights and remedies (including, without limitation, other rights of set-off).

5.4          Proceeds. After the occurrence and during the continuance of any Event of Default, the Proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party as follows:

FIRST: to the payment of all necessary costs and expenses incident to the execution and enforcement of this Agreement;

SECOND: to any and all Secured Indebtedness until paid in full, application to be made in such order and in such manner as the holder of said Secured Indebtedness may, in its discretion, elect; and

THIRD: the balance, if any, to Debtors or their successors or assigns.

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5.5          Secured Party’s Duties. The powers conferred upon Secured Party by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor or other notice or demand in connection with any Collateral or the Secured Indebtedness, or to take any steps necessary to preserve any rights against prior parties. Secured Party shall not be liable for failure to collect or realize upon any or all of the Secured Indebtedness or Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession, but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party’s rights in or to, any of the Collateral.

5.6          Secured Party’s Actions. To the extent permitted by applicable law, each Debtor waives any right to require Secured Party to proceed against any Person, exhaust any Collateral or pursue any other remedy in Secured Party’s power, and each Debtor waives any and all notice of acceptance of this Agreement or of creation, modification, rearrangement, renewal or extension for any period of any of the Secured Indebtedness from time to time. All dealings between Debtors and Secured Party, whether or not resulting in the creation of the Secured Indebtedness, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Upon the occurrence and during the continuance of an Event of Default, Debtors authorize Secured Party, without notice or demand and without any reservation of rights against Debtors and without affecting Debtors’ liability hereunder or on the Secured Indebtedness, from time to time to (a) take and hold any other Assets as collateral, other than the Collateral, as security for any or all of the Secured Indebtedness and exchange, enforce, waive and release any or all of the Collateral or such other Assets; and (b) apply the Collateral or such other Assets and direct the order or manner of sale thereof as Secured Party in its discretion may determine.

5.7          Transfer of Secured Indebtedness and Collateral. Any of the Secured Indebtedness may be transferred, in whole or in part, in accordance with the provisions of the ISDA Documents, and, upon any such transfer, Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of Secured Party hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Secured Party shall retain all rights, powers and remedies hereby given. Secured Party may at any time deliver any or all of the Collateral to Debtors whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

5.8          Cumulative Security. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Secured Indebtedness. No security taken hereafter as security for the Secured Indebtedness shall impair in any manner or affect this Agreement. All such now existing security and hereafter arising or acquired additional security is to be considered as cumulative security.

5.9          Continuing Agreement. This is a continuing Agreement and the grant of the security interests, liens and other rights hereunder shall remain in full force and effect and all the rights, powers and remedies of Secured Party hereunder shall continue to exist until the Secured Indebtedness is paid in full as the same become due and payable and the ISDA has been fully satisfied and discharged in accordance with its terms (other than the indemnity obligations and other continuing obligations under the ISDA that survive).

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5.10        Cumulative Rights. The rights, powers and remedies of Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Secured Party. Furthermore, regardless of whether or not the Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the Code. Secured Party may exercise its lien or right of set-off with respect to the Secured Indebtedness in the same manner as if the Secured Indebtedness was unsecured.

5.11        Non-Judicial Remedies. Secured Party may (but shall not be obligated to) enforce its rights hereunder without prior judicial process or judicial hearing, and each Debtor expressly waives, renounces and knowingly relinquishes any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, each Debtor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargain at arm’s length. Nothing herein is intended to prevent Secured Party from resorting to judicial process at its option.

ARTICLE VI
MISCELLANEOUS

6.1          Exercise of Rights; Waivers; Amendments. Time shall be of the essence for the performance by Debtors of any act under this Agreement or in connection with the Secured Indebtedness, but Secured Party’s acceptance of partial or delinquent payments nor any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not be deemed a waiver of any obligation of Debtors or of any right, power or remedy of Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any default hereunder or in connection with the Secured Indebtedness without waiving the default so remedied, or waive any default hereunder or in connection with the Secured Indebtedness without waiving any other default including, without limitation, other occurrences of the same default, nor shall such action by Secured Party waive any prior or subsequent default. Each Debtor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition to or release of any obligor or other person or entity, any such action shall not constitute a waiver of any of Secured Party’s other rights or of each Debtor’s obligations hereunder. This Agreement may be amended only by an instrument in writing executed by Debtors and Secured Party.

6.2          Liability for Deficiency. Neither the acceptance of this Agreement by Secured Party nor any action taken pursuant hereto shall be construed as relieving any party liable for the Secured Indebtedness or from any other liability or deficiency thereon. The execution and delivery of this Agreement shall not in any manner affect any other security for the Secured Indebtedness, nor shall any security taken hereafter as security for the Secured Indebtedness impair or affect this Agreement.

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6.3          Governing Law. THIS AGREEMENT AND THE SECURITY INTEREST AND LIEN GRANTED BY AND UNDER THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION AND PRIORITY OF THE SECURITY INTERESTS GRANTED HEREBY) WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

6.4          Severability. If any provision of this Agreement or of any ISDA Document is invalid, illegal or unenforceable in any jurisdiction, the other provisions hereof or of any other ISDA Documents shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Secured Party in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity, legality or enforceability of any such provision in any other jurisdiction.

6.5          Subrogation. The Secured Indebtedness shall conclusively be presumed to have been entered into in reliance upon this Agreement. All dealings between Debtors and Secured Party, whether or not resulting in the creation of the Secured Indebtedness, shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. Until all of the Secured Indebtedness shall have been paid in full and the ISDA terminated, Debtors shall have no right to subrogation, and Debtor shall have no right to enforce any remedy or participate in any Collateral or security whatsoever now or hereafter held by Secured Party.

6.6          Successors and Assigns. All representations and warranties of each Debtor herein, and the covenants and agreements herein contained by or on behalf of each Debtor, (a) shall bind each Debtor and each Debtor’s legal representatives, successors, permitted assigns and all persons who become bound as debtor to this Agreement and (b) shall inure to the benefit of Secured Party, its successors and assigns. Debtors shall not assign or transfer any of its rights or delegate any of its duties or obligations under this Agreement without the prior written consent of Secured Party.

6.7          Continuing Security Agreement.

(a)  This Agreement shall constitute a continuing security agreement, and all representations and warranties, covenants and agreements shall, as applicable, apply to all future as well as existing transactions contemplated by the ISDA and the other ISDA Documents. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

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(b)  Except as may be applicable pursuant to Section 9.620 of the Code, no action taken or omission to act by Secured Party hereunder, including, without limitation, any action taken or inaction pursuant to Article V, shall be deemed to be in full satisfaction of the Secured Indebtedness, and the Secured Indebtedness shall remain in full force and effect, until Secured Party shall have applied payments (including, without limitation, collections from Collateral) towards the Secured Indebtedness in the full amount then outstanding or until such subsequent time as is hereinafter provided in this Section 6.7. To the extent that any payments on the Secured Indebtedness or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other party under any debtor relief law, common law or in equity, then to such extent, the Secured Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party, and Secured Party’s security interests, rights, powers and remedies hereunder shall continue in full force and effect.

(c)  In the event that the Secured Indebtedness is structured such that there are times when no indebtedness is owing thereunder, this Agreement shall remain valid and in full force and effect as to all subsequent indebtedness included in the Secured Indebtedness.

6.8          Survival of Agreements. All covenants and agreements of each Debtor herein not fully performed before the Effective Date, shall survive such date.

6.9          Termination. This Agreement, including the grant of a security interests, liens and other rights hereunder and all of Secured Party’s rights, powers and remedies in connection therewith, will remain in full force and effect regardless of whether the liability of any other obligor may have ceased, or irrespective of the validity or enforceability of any other instrument executed in connection with the Secured Indebtedness, and notwithstanding the reorganization, incapacity or bankruptcy of any obligor, or the reorganization, or bankruptcy of any Debtor, or any other event or proceeding affecting any Debtor or any other obligor, but this Agreement shall terminate and be of no further force and effect upon the earlier of (A) the date Secured Party has (i) retransferred and delivered all Collateral in its possession to Debtors and (ii) executed a written release or termination statement of the liens and security interests against any remaining Collateral and all rights conveyed hereby, and (B) the date when all Secured Indebtedness has been indefeasibly paid in full and the ISDA has terminated (other than the indemnity obligations and other continuing obligations under the ISDA Documents that survive).

6.10        Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

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6.11        Counterparts; Effectiveness. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed an original and constitute one and the same instrument and shall be enforceable as of the Effective Date hereof upon the execution of one or more counterparts by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Agreement containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Agreement by each party hereto and shall constitute one instrument. Any signature delivered by a party by facsimile or other form of electronic transmission shall be deemed an original signature hereto; provided that such party shall promptly deliver an original signature to the other party to replace such signature delivered by electronic transmission.

6.12        Notices. Any record, notice, demand or document under this Agreement or in connection with this Agreement shall be in writing and shall or may, as the case may be, be given in the same manner as notice is given in the ISDA.

6.13        Drafting of Agreement. Each party declares that it has contributed to the drafting of this Agreement or has had the opportunity to have it reviewed by its counsel before signing it and agrees that it has been purposefully drawn and correctly reflects its understanding of the transaction that it contemplates.

6.14        Benefits of the ISDA. In connection with its execution and acting hereunder, Secured Party is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the ISDA.

6.15        WAIVER OF JURY TRIAL AND DAMAGES. (a) As permitted by applicable law, each party waives their respective rights to a trial before a jury in connection with any claim, dispute, or controversy arising between the parties hereto with respect to this Agreement, and all such claims, Disputes or controversies shall be resolved by a judge sitting without a jury.

(b)         EACH DEBTOR EXPRESSLY AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION AGAINST SECURED PARTY UNDER THIS AGREEMENT, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

6.16        ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED HEREIN AND WILL NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.17        Conflict. If any term hereof conflicts with any provision of the Mortgage, the terms of the Mortgage shall control. In the event of a conflict between the terms of the Mortgage and the ISDA, the terms of the ISDA shall control. Notwithstanding the foregoing, to the extent any item of Collateral hereunder also constitutes Mortgaged Property (as defined in the Mortgage) and the provisions in this Agreement describing the Collateral and granting a security interest in the Collateral conflict with such provisions set forth in the Mortgage regarding Mortgaged Property constituting personal property, the provisions of this Agreement shall control.

[Signatures are on the following pages]

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IN WITNESS WHEREOF, this Agreement has been executed by Debtors and Secured Party on and effective as of the Effective Date.

DEBTORS:

AMERICAN EAGLE ENERGY CORPORATION,
a Nevada corporation

By:
Brad Colby
President

AMZG, INC.,
a Nevada corporation

By:
Brad Colby
President

Signature Page to Security Agreement

SECURED PARTY:

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By:
Name:
Title:

By:
Name:
Title:

Macquarie POA Ref: #938 dated 22 November 2012 expiry 30 November 2014, signed in Sydney

Signature Page to Security Agreement

EXHIBIT A

OIL AND GAS PROPERTIES OF DEBTORS

DIVIDE COUNTY, NORTH DAKOTA